Investor Presentation | June 30, 2021

KEY DEVELOPMENTS 2 Bolster Credit Risk Management • Nonaccrual loans reduced by $74.4 million or 26% (down 35% YTD) • Criticized loans down $199.2 million, or 17% • Loans on payment deferral down to just $0.2 million Measured Actions • Increased dividend to $0.05 per share • Strong capital levels with total capital ratio of 16% • ACL is 3.33% of total loans excluding PPP loans Organizational Alignment for Increased Specialization • Momentum building with small business platform • Macala Carter appointed as first Director of Diversity, Equity and Inclusion

EARNINGS OVERVIEW

Great Western Bancorp, Inc.

	2QFY21	3QFY21
Net Interest Income-GAAP	$102.9	$97.5
Noninterest Income (excl FVO Credit Adj)	$17.1	$15.2
Noninterest Expense	$59.1	$60.5
PTPP [1]	**$60.9**	**$52.2**
Provision for (recapture of) Credit Losses	$(5.0)	$(20.7)
FVO Credit Adj	$0.0	$4.1
Tax	$14.6	$18.3
Net Income	**$51.3**	**$58.7**

- PTPP[1] decreased $8.7 million from the prior quarter primarily due to lower NII from a decrease in PPP income and reduced volumes related to problem loan exits
- PTPP[1] decreased slightly by $0.3 million from the comparable quarter prior year with a 9.8% expense reduction offsetting lower NII
- Near term focus centers on continuing asset quality momentum progress, optimizing loan production, and managing spread income given excess liquidity

Strong quarter of net income supported by lower credit costs

- Net interest income benefited from nonaccrual interest recoveries and focus on reducing funding costs helping to counter lower PPP fees and the impact from reduced loan volume
- Noninterest income benefited from improvements in service charges, wealth management, and BOLI income helping to offset slower mortgage income and a lower derivative credit adjustment
- Expenses benefiting from favorable OREO trends and lower base salary costs, helping to fund strategic technology upgrades and business development
- Provision recapture driven by reduced loans and economic forecasts, and positive credit adjustment from improved credit risk on FVO loan portfolio

Pre-tax Pre-provision Income[1] (PTPP)



$52.5
$51.8
$66.3
$60.9
$52.2
3QFY20
4QFY20
1QFY21
2QFY21
3QFY21

[1] See Non-GAAP table in appendix for reconciliation

NYSE: GWB | ir.GreatWesternBank.com
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NET INTEREST INCOME

Great Western Bancorp, Inc.

- Net interest income was $99.1 million for the quarter, a decrease of $5.3 million; adjusted net interest income[1] was $95.9 million, a decrease of $5.3 million
  - Loan interest reflects a $3.2 million decrease in PPP interest and fees and a $5.5 million decrease largely due to lower loan volumes, partially offset by a $1.8 million increase in nonaccrual interest recoveries
  - Interest expense lower by $1.0 million, driven by a $0.4 million decrease in time deposit interest and $0.6 million decrease in other interest bearing deposits
- Net interest margin was 3.23%, a 28 basis point decrease from 3.51%; adjusted net interest margin[1] was 3.13%, a 27 basis point decrease from 3.40%



Net Interest Income ($MM) and NIM
$426.6
$425.6
3.74%
3.74%
3.59%
3.51%
FY19
FY20
3.57%
3.47%
3.51%
3.40%
3.63%
3.52%
3.51%
3.40%
3.23%
3.13%
$107.9
$107.5
$109.5
$104.4
$99.1
3QFY20
4QFY20
1QFY21
2QFY21
3QFY21
Net Interest Income (FTE)
NIM (FTE)
Adjusted NIM (FTE)¹



NIM Analysis
3.51%
3.40%
2QFY21
(0.18)%
Increased Liquidity
(0.07)%
Loans
(0.05)%
Loan Accretion
0.07%
Nonaccrual Recoveries
(0.07)%
PPP
0.03%
Funding
3.23%
3.13%
3QFY21
NIM (FTE)
Adjusted NIM (FTE)¹

[1] Non-GAAP measures, see appendix for reconciliations.
NOTE: All references to net interest income and net interest margin are presented on a fully-tax equivalent basis unless otherwise noted.

NYSE: GWB | ir.GreatWesternBank.com
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NET INTEREST INCOME (cont'd)

Great Western Bancorp, Inc.

- PPP loan income was $6.6 million for the quarter, with $1.3 million of interest and $5.3 million of amortized fees
  - Remaining unamortized PPP fee income to be recognized is $14.2 million
  - Outstanding PPP loans of $364.9 million following $612.0 million of PPP loans forgiven and $249.5 million originated in the second round
- Loans that are fixed, are at their rate floors, or reprice beyond 90 days are providing yield support on approximately 80% of the loan portfolio
  - $3.8 billion of fixed loans with a yield of 4.18%
  - $1.7 billion of variable loans have reached their floors with a yield of 4.03%
  - $1.1 billion of variable loans repricing after 90 days with a yield of 4.29%

PPP Summary ($MM)

	Round 1			Round 2		
	Original	Current	# Loans	Original	Current	# Loans
Under $150k	**$137.9**	$21.0	723	**$88.6**	$80.0	3,410
$150k to $350k	**$105.2**	$17.9	85	**$38.2**	$38.2	176
$350k to $2MM	**$323.1**	$38.6	54	**$110.7**	$110.7	140
$2MM+	**$161.1**	$46.5	13	**$12.0**	$12.0	6
Total	**$727.3**	$124.0	875	**$249.5**	$240.9	3,732

	Jun20	Sep20	Dec20	Mar21	Jun21	Remain
Fee Schedule ($MM)	$2.6	$4.4	$3.7	$8.1	$5.3	$14.2

Rate Floor Summary[1]



$3.8B, 4.18%
$0.2B, 3.50%
$0.3B, 4.12%
$1.7B, 4.03%
$1.3B, 2.66%
$0.8B, 4.35%
Fixed
Variable - Floor
Variable - No Floor
Fixed or At Floor
Reprice After 90 Days
Reprice Within 90 Days

- Chart shows volumes and yields at the quarter end
- Variable/Adjustable: 34% Prime, 27% 5 yr Treasury, 26% 1 mo LIBOR, 13% all other

[1] Excludes PPP loans

NYSE: GWB | ir.GreatWesternBank.com 5

6 NONINTEREST INCOME • Noninterest income was $19.4 million for the quarter, an increase of $2.2 million from the prior quarter • The increase was driven by a $0.4 million increase in service charges from increases in account activity and interchange, a $0.8 million increase from additional investments in bank owned life insurance, and a net $2.3 million benefit related to loans and derivatives accounted for at fair value related to credit risk, all partially offset by a $1.5 million decrease in mortgage revenue from slower refinancing activity Noninterest Income ($MM) $62.9 $63.1 $14.1 $17.2 $18.1 $17.1 $16.8 $5.8 $3.4 $1.6 $0.1 $1.3 $1.0 $1.1 $(0.2) $7.9 $7.9 $0.2 $(7.8) $(74.3) $(27.4) $(29.2) $(5.5) $(0.9) $1.5 Noninterest Income excl FV Adj & Deriv Int Swap Sales G/L on Securities FV Adj & Deriv Int FY19 FY20 3QFY20 4QFY20 1QFY21 2QFY21 3QFY21 1 Service charges, wealth management, mortgage, swap sales and other Noninterest Income Profile ($MM) $19.4 $17.9 $(3.1) $0.5 $4.1 Q3 Core Noninterest Income¹ Derivative Interest CVA/DVA FVO Credit Adjustments Q3 Total Noninterest Income

EXPENSES & PROVISION

Great Western Bancorp, Inc.

- Noninterest expense was $60.5 million for the quarter, an increase of $1.4 million from the prior quarter
  - The increase was driven by a $1.1 million increase in salaries and benefits due to accrued incentives, a $0.5 million increase in data processing costs related to software maintenance and upgrades, and a $0.5 million increase in consulting and business development costs
  - These were partially offset by a $0.7 million decrease in other real estate owned operating costs due to the sale of an OREO property
- The provision for credit losses on loans resulted in a $20.7 million benefit for the quarter, compared to a $5.0 million benefit in the prior quarter, due to lower loan volumes in both periods and the increased benefit this quarter due to improved economic factors



Noninterest Expense ($MM)
$742.4
$224.9
$265.0
$67.0
$74.9
$57.4
$59.1
$60.5
FY19
FY20
3QFY20
4QFY20
1QFY21
2QFY21
3QFY21
Noninterest Expense (excl Goodwill & Intangible Impairment)
Goodwill & Intangible Impairment



Provision for Credit Losses ($MM)
$118.4
$59.7
$40.9
$58.7
$21.6
$16.9
$11.9
$(5.0)
$(20.7)
FY19
FY20
3QFY20
4QFY20
1QFY21
2QFY21
3QFY21
Provision for Credit Losses
Incremental Environmental Overlay for COVID-19

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ACL & CREDIT COVERAGE

Great Western Bancorp, Inc.

- The ACL (CECL adopted October 1, 2020), was $270.3 million as of June 30, 2021, a decrease of $25.7 million from $296.0 million as of March 31, 2021
- The ratio of ACL to total loans was 3.19% as of June 30, 2021, a decrease from 3.28% as of March 31, 2021
- In addition, $23.3 million of the adjustment for fair value option loans relates to credit risk, which is 4.28% of the fair value option loans and 0.29% of total loans excluding PPP
- Economic Factors: Oxford GDP, Unemployment and qualitative adjustments; Portfolio Changes: changes in loan volumes, mix, age, credit quality and charge-off activity

Total Credit Coverage excluding PPP[4] = 3.64%

	2019	2020	QE Mar21	QE Jun21	QE Sep21	QE Dec21	2022	2023
GDP[1]	2.2	-3.5	6.4	13.3	11.2	3.5	4.5	1.9
Unemployment[1]	3.7	8.1	6.2	5.7	4.6	4.4	4	3.6

CECL Waterfall ($MM)



$30.5
$149.9
September 30
$177.3
Day 1 Adjustment
$30.5
$327.2
October 1
$(18.8)
Economic Factors
$0.4
Portfolio Changes
$27.5
$308.8
December 31
$(8.9)
Economic Factors
$(3.9)
Portfolio Changes
$27.4
$296.0
March 31
$(18.1)
Economic Factors
$(7.6)
Portfolio Changes
$23.3
$270.3
June 30
ACL² (ALLL on Sep 30)
FV Adjustment³

[1] Source: Oxford Economics - Annual Percentage Change

[2] ACL excludes Unfunded Commitment Reserve;
Oct 1 = $2.4 million
Dec 31 = $2.3 million
Mar 31 = $2.3 million
Jun 30 = $2.1 million

[3] FV adjustment reflects effective coverage on the loan portfolio accounted for at fair value

[4] Total Credit Coverage is ACL, FV Adjustment and Unfunded Commitment Reserve/Net Loans

NYSE: GWB | ir.GreatWesternBank.com 8

CAPITAL 9 • All regulatory capital ratios improved over the prior quarter, and all remain above regulatory minimums to be considered "well capitalized" ◦ Total capital ratio of 16.0%, up from 15.1% ◦ Tier 1 capital ratio of 14.5%, up from 13.5% ◦ Common equity tier 1 capital ratio of 13.7%, up from 12.8% ◦ Tier 1 leverage ratio of 10.1%, up from 10.0% • On July 29, 2021, the Company's Board of Directors declared a dividend of $0.05 per common share, payable on August 27, 2021 to stockholders of record as of close of business on August 13, 2021 Capital Trend 11.4% 12.0% 11.7% 11.8% 13.5% 14.5% 12.5% 13.0% 12.7% 13.3% 15.1% 16.0% 9.2% 9.6% 9.6% 9.2% 8.4% 8.8% Tier 1 Capital Total Capital TCE / TA¹ FY17 FY18 FY19 FY20 2QFY21 3QFY21 1 Non-GAAP measures, see appendix for reconciliations Capital Ratio Summary 10.0% 8.0% 6.5% 5.0% 6.0% 6.5% 7.2% 5.1% 16.0% 14.5% 13.7% 10.1% 8.8% Well-Capitalized Difference to Well-Capitalized Total Capital Tier 1 Capital CET1 Leverage Ratio TCE Ratio¹

DEPOSITS 10 • Total deposits were $11.54 billion as of June 30, 2021, a decrease of $26.3 million from the prior quarter, driven by a $86.8 million decrease in other interest-bearing deposits and a $46.1 million decrease in time deposits, partially offset by a $106.6 million increase in checking and savings balances • Deposit yields decreased 4 basis points to 0.12% ◦ Time deposits yield of 0.41%, a decrease of 11 basis points from 0.52% in the prior quarter ◦ Interest-bearing deposits yield of 0.13%, a decrease of 4 basis points from 0.17% in the prior quarter ◦ Noninterest-bearing deposits are 26% of total deposits, consistent with prior quarter and up from 23% a year ago Deposits ($MM) $1,843 $1,956 $2,592 $2,587 $2,858 $2,845 $2,958 $6,043 $6,248 $7,125 $7,139 $7,436 $7,797 $7,782 $1,847 $2,096 $1,434 $1,283 $1,079 $922 $798 $9,733 $10,300 $11,151 $11,009 $11,373 $11,564 $11,538 Noninterest-Bearing Interest-Bearing Demand Time FY18 FY19 3QFY20 4QFY20 1QFY21 2QFY21 3QFY21 Cost of Deposits 0.37% 0.28% 0.21% 0.16% 0.12% 0.25% 0.25% 0.25% 0.25% 0.25% Cost of Deposits Fed Funds Rate 3QFY20 4QFY20 1QFY21 2QFY21 3QFY21

LOAN OVERVIEW

Great Western Bancorp, Inc.

- Total loans outstanding were $8.48 billion as of June 30, 2021, a decrease of $533.6 million from the prior quarter
- The decrease in loans during the quarter was driven by a $201.9 million net decrease in PPP loans, a $54.5 million decrease in warehouse lines of credit from slowed mortgage activity, $211.3 million of repayments of several criticized and specialized asset loans, and paydowns across retail, commercial and agriculture loan segments related to business sales and excess liquidity

Total Loans[1] ($MM)



$9,446
$9,733
$10,356
$723
$9,633
$10,112
$727
$9,385
$9,518
$699
$8,819
$9,011
$567
$8,444
$8,478
$365
$8,113
FY18
FY19
3QFY20
4QFY20
1QFY21
2QFY21
3QFY21
PPP Loans
Non-PPP Loans

Loan Portfolio - Key Segments[2]



Other CRE-Non Owner Occupied $1.1B
Multifamily & Lessors of Resi RE $0.7B
Other CRE-Owner Occupied $0.5B
Other C&I (incl PPP) $0.4B
Consumer, Mortgage & Other $0.7B
Finance and Insurance $0.1B
Wholesale Trade $0.3B
Manufacturing $0.3B
Prof, Scien, Tech Oth Services $0.3B
Agriculture $1.4B
Construction $0.4B
Retail Trade $0.4B
HealthCare $1.0B
Accommodation³ $0.9B

[1] Beginning in the first quarter of fiscal year 2021, loan segments are presented based on amortized cost, which includes unpaid principal balance, unamortized discount on acquired loans, and unearned net deferred fees and costs, as a part of the adoption of CECL.

[2] Segment classifications utilize NAICS codes and in some cases combine C&I, CRE and Residential categories
[3] Hotel and Casino Hotel

NYSE: GWB | ir.GreatWesternBank.com
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CREDIT OVERVIEW 12 Key Highlights: • Significant progress made on asset quality ◦ Reduced nonaccrual loans by $74.4 million in the quarter (26.2%) and by $114.8 million fiscal year to date (35.3%) ◦ Reduced classified loans by $61.7 million in the quarter (9.2%) and by $157.3 million fiscal year to date (20.4%) ◦ Reduced special mention loans by $137.5 million in the quarter (26.8%) and by $128.2 million fiscal year to date (25.5%) ◦ Reduced OREO by $6.0 million in the quarter (34.4%) and $8.5 million fiscal year to date (42.6%) • Nonaccrual loan balance concentration includes $111.6 million with the 5 largest ag relationships and $39.5 million with the 5 largest non-ag relationships • Just one $0.2 million loan on deferral paying interest only Nonaccrual Loan Concentration ($MM) $111.6 $39.5 $25.4 $33.6 Top 5 Relationships All Other Relationships Ag Non Ag Nonaccrual Loans $274 $325 $292 $285 $210 3Q FY20 4Q FY20 1Q FY21 2Q FY21 3Q FY21 Classified Loans $703 $770 $717 $674 $612 3Q FY20 4Q FY20 1Q FY21 2Q FY21 3Q FY21

Net Charge-offs / Average Total Loans 0.08% 0.10% 0.25% 0.20% 0.15% 0.03% 0.18% 0.08% 0.11% 0.20% 0.18% 0.10% 0.49%0.26% 0.18% 0.36% 0.40% 0.33% 0.62% Ag Non Ag Total Discount on Hotel Exits FY17 FY18 FY19 FY20 FYTD 20 FYTD 21 ASSET QUALITY METRICS 13 • Net charge-offs were $5.2 million, or 0.24% of average total loans (annualized) for the quarter, down $2.6 million and 10 basis points from the prior quarter, respectively ◦ Excluding the impact from discounts taken on certain hotel exits in the fiscal year of $34.0 million, net charge-offs were $9.4 million, or 0.14% of total loans annualized • Classified loans were $612.2 million as of June 30, 2021, a decrease of $61.7 million from $673.9 million in the prior quarter • Nonaccrual loans were $210.1 million as of June 30, 2021, a decrease of $74.4 million from $284.5 million in the prior quarter Classified & Nonaccrual Loans ($MM) $172 $364 $390 $292 $261 $107 $78 $218 $183 $137 $83 $115 $380 $382 $351 $36 $29 $107 $102 $73 $255 $479 $770 $674 $612 $143 $107 $325 $285 $210 1.52% 1.10% 3.22% 3.16% 2.48% Ag Non Ag Nonaccrual % of Total Loans 2018 2019 2020 2021 Q2 2021 Q3 2018 2019 2020 2021 Q2 2021 Q3

KEY LOAN SEGMENTS

Great Western Bancorp, Inc.

- Accommodation portfolio comprised of $709.7 million in hotels (excl casino hotels), $112.7 million of casino hotels, and $33.8 million of PPP loans across both segments
- 88% of the accommodation balance is concentrated within the bank's footprint
  - Diversified across more than 100 cities with largest hotel balance concentrations in Colorado Springs, CO; Rapid City, SD; Des Moines, IA; Sioux Falls, SD; and Omaha, NE, and casino hotels located in rural IA and MN
- LTV of approximately 63% for accommodation relationships over $1 million (87% of balance)
- 89% of hotel (excl casino hotels) relationships over $1 million are flagged (87% of balance)

Balances ($MM) and Counts by Relationship Size



$1
$33
PPP¹
$145
117
0-5MM
$17
$178
26
5-10MM
$21
$232
16
10-25MM
$74
$155
7
25MM+
Hotels
Casino Hotels

Risk Rating excl PPP ($MM)



Pass
Special Mention
Classified
$136
$150
$498
Mar Hotels
$103
$144
$462
Jun Hotels
$115
Mar Casino Hotels
$113
Jun Casino Hotels

Hotel & Casino Hotel Balances by State ($MM)



IA $150
SD $116
NE $73
MN $39
Other $33
CO $180
AZ $159
Non-Footprint² $106
Midwest, 48%
Western, 40%

NOTE: Accommodation portfolio consists of hotels (excl casino hotels) and casino hotels segmented by NAICS. Chart values exclude $0.6 million of balances with NAICS of hotel (excl casino hotels) that do not have a commercial classification.

[1] Consists of 99 PPP loans, most of which are related to non-PPP relationships reflected in the chart
[2] Includes AK $22, CA $19, FL $19, among others, and mostly relates to experienced in-footprint customers

NYSE: GWB | ir.GreatWesternBank.com
14

Ag Portfolio by Industry Grains, 29.3% Beef Cattle, 19.1% Dairy Farms, 28.2% Hogs, 3.8% Other Specialty, 19.6% Grains, 29.3% Proteins, 51.1% Other, 19.6% KEY LOAN SEGMENTS (cont'd) 15 Health Care Portfolio Senior Care, 39.6% Skilled Nursing, 22.1% Hospitals, 22.1% All Other, 16.2% • Senior Care is $382 million or 4.5% of total loans, 99% CRE, and consists of approximately 46 relationships • Skilled Nursing is $214 million or 2.5% of total loans, 95% CRE, and consists of approximately 30 relationships • Hospitals are $213 million or 2.5% of total loans, more aligned to C&I at 53% and consist of approximately 22 relationships • All other health care is $156 million or 1.8% of total loans, is also higher in C&I at 41%, and is much more fragmented across 483 relationships that include physicians, dentists, optometrists, therapists, and other specialty services as well as social assistance • Ag portfolio remains well diversified across key sub-segments • Strong demand is driving price support for grain producers in 2021 • Crop conditions performing well in most of the footprint: ◦ Corn good to excellent is 77% in NE, 66% in IA and 31% in SD, compared to 65% national, and average farm price is $5.60 per bushel* ◦ Soybean good to excellent is 79% in NE, 65% in IA, and 28% in SD, compared to 59% national, and average farm price is $13.70 per bushel* • Dairy market conditions remain supportive with Class III milk price at $17.21 per hundredweight in June, up from $18.96 in May and from $16.15 in March* *Refers to National Agricultural Statistics Service Crop Progress report and World Agricultural Supply and Demand Estimate (WASDE) report, both as of July 12, 2021, and Dairy Program report as of June 30, 2021, which can be found at www.usda.gov Total $1.4B Total $1.0B

Forward Looking Statements: This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements about Great Western Bancorp, Inc.’s expectations, beliefs, plans, strategies, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipates,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “views,” “intends” and similar words or phrases. In particular, the statements included in this press release concerning Great Western Bancorp, Inc.’s expected performance and strategy, strategies for managing troubled loans, the impact on the business arising from the COVID-19 pandemic and the interest rate environment are not historical facts and are forward-looking. Accordingly, the forward-looking statements in this press release are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties that could cause actual results to differ materially from those expressed. All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations, and, therefore, you are cautioned not to place undue reliance on such statements. Any forward-looking statements are qualified in their entirety by reference to the factors discussed in the sections titled “Item 1A. Risk Factors” and "Cautionary Note Regarding Forward-Looking Statements" in Great Western Bancorp, Inc.’s Annual Report on Form 10-K for the most recently ended fiscal year, Form 10-Q for the quarters ended March 31, 2021 and December 31, 2020 and in other periodic filings with the Securities and Exchange Commission. Further, any forward-looking statement speaks only as of the date on which it is made, and Great Western Bancorp, Inc. undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. Non-GAAP Financial Measures: This presentation contains non-GAAP measures which our management relies on in making financial and operational decisions about our business and which exclude certain items that we do not consider reflective of our business performance. We believe that the presentation of these measures provides investors with greater transparency and supplemental data relating to our financial condition and results of operations. These non-GAAP measures should be considered in context with our GAAP results. A reconciliation of these non-GAAP measures appears in our earnings release dated July 29, 2021 and in Appendix 1 to this presentation. Our earnings release and this presentation are available in the Investor Relations section of our website at www.greatwesternbank.com. Our earnings release and this presentation are also available as part of our Current Report on Form 8-K filed with the Securities and Exchange Commission on July 29, 2021. Explanatory Note: In this presentation, all financial information presented refers to the financial results of Great Western Bancorp, Inc. combined with those of its predecessor, Great Western Bancorporation, Inc. Also note loan balance information is presented using unpaid principal balances (UPB) unless otherwise noted. DISCLOSURES 16

Appendix 1 Supplemental Data

Footprint 18 COMPANY SNAPSHOT • A relationship-focused commercial bank with agribusiness expertise, partnering with retail and leveraging our business partners • Headquartered in Sioux Falls, SD with 174 banking branches across nine states: Arizona, Colorado, Iowa, Kansas, Minnesota, Missouri, Nebraska, North Dakota and South Dakota; approximately 1,700 FTEs • Bank charter originated in 1935; purchased by National Australia Bank ("NAB") in 2008; NAB sold 100% of its stake in GWB to public investors in a series of three equity offerings, completed in 2015 • 7th largest farm lender bank in the U.S. as of 03/31/211 3QFY21 Financial Highlights Balance Sheet ($MM) Total Assets $13,070 Total Loans $8,478 Total Deposits $11,538 Loan / Deposit Ratio 73.5 % Total Equity $1,161 Tangible Common Equity2 $1,156 Capital Tier 1 Leverage Ratio 10.1 % CET1 Ratio 13.7 % Tier 1 Capital Ratio 14.5 % Total Capital Ratio 16.0 % Tang. Common Equity / Tang. Assets2 8.8 % Profitablility Net Interest Margin 3.23 % Cost of Deposits 0.12 % Return on Avg. Total Assets 1.81 % Return on Avg. Common Equity2 21.2 % Return on Avg. Tangible Common Equity2 21.4 % Efficiency Ratio2 50.9 % Asset Quality NPAs / Assets 1.70 % NCOs / Avg. Loans 0.24 % Non-accrual Loans / Loans 2.48 % ACL / Loans 3.19%1 Source: American Banker's Association 2 Non-GAAP measures; see Appendix for reconciliation

EXPERIENCED MANAGEMENT TEAM

Great Western Bancorp, Inc.

Executive Officers		Industry experience (yrs)	Great Western Bank experience (yrs)[1]
Mark Borrecco *President & CEO*	Responsible for overall leadership and executive oversight of GWB, serves on the Board of Directors, Former President & CEO and Board Director of Rabobank; EVP Chief Retail Banking Officer, Prior senior management roles at Bank of the West and World Savings Bank/ Wachovia	24	1
Peter Chapman *Executive VP & CFO*	Responsible for financial / regulatory reporting, planning and strategy, project management, treasury, loan and deposit operations and information technology Prior U.S. experience with E&Y	27	17
Karlyn Knieriem *Executive VP & CRO*	Responsible for risk framework across GWB including Enterprise Risk, Compliance, BSA and Risk Asset Review Prior experience includes senior management roles with First National Bank of Omaha	23	4
Steve Yose *Executive VP & CCO*	Responsible for leading overall credit strategy, management, and portfolio administration for our bank, Former Executive Vice President and Chief Credit Officer for First Interstate Bank, Prior Executive Vice President and Senior credit roles at KeyBank	36	1
Non-Executive Officers			
Eric Bauer *Director of Agribusiness*	Former Group President, Chief Credit Officer of Ag, Regional Credit Manager, Business Banking Manager and Retail Manager for our bank. Prior experience with Wells Fargo and First Savings & Loan	27	19
Ryan Boschee *Regional President SD, ND & MN*	Prior experience includes Group President roles for multiple markets along with Treasury Management in South Dakota for our bank	22	20
Scott Erkonen *Chief Information Officer*	Prior leadership role representing the United States internationally in the areas of IT Governance and Information Security — ISO (International Organization for Standardization)	25	14
Bart Floyd *Regional President IA & MO*	Prior experience with US Bank, Wells Fargo/South Trust Bank, and commercial banking and private financing for organizations in Iowa, Colorado, and Texas	25	9
Gail Grant *Regional President CO & AZ*	Former Group President for Northern Colorado and Arizona for our bank. Prior experience with Wells Fargo/Norwest	32	12
Amy Johnson *Director of Treasury Mgmt*	Prior experience as Treasury Mgmt Senior Vice President of a large national bank; served in Regional, Divisional, and National roles with sales management, service, technology, and process improvement	20	<1
Andy Pederson *Chief People Officer*	Prior experience includes Senior Human Resource Generalist for Citibank and Wells Fargo	21	12
Corinne Safford *Director of Retail*	Former Regional Retail Manager, Senior Retail Manager, Branch Manager, Education & Development Officer and Universal Banker for our bank	19	19
Donald Straka *General Counsel and Corporate Secretary*	Prior experience includes attorney and executive in banking, securities and M&A	33	7
Chris Wiedenfeld *Regional President NE & KS*	Prior experience with American National Bank, US Bank, and Lauritzen Corporation	25	7

NOTE: For Mr. Chapman, includes experience at National Australia Bank, Ltd. and subsidiaries; For Mr. Erkonen, includes experience at HF Financial Corp.

NYSE: GWB | ir.GreatWesternBank.com 19

June 2021 75.5% $6,397 21.2% $1,801 3.3% $280 PORTFOLIO FOOTPRINT September 2016 $4,304 50.0% 49.0% $4,217 $84 1.0% June 2021 51.5% $5,941 47.8% $5,512 0.7% $85 1 Metro markets generally include MSAs with >100K populations 20 September 2016 66.9% $5,810 32.4% $2,815 0.7% $58 Ag Loan Geography South Dakota / Minnesota / North Dakota, 25.1% Colorado, 8.1% Iowa / Missouri, 16.2% Nebraska / Kansas, 6.5% Arizona, 41.0% Specialized Assets, 2.0% Other, 1.1% Non Ag Loan Geography South Dakota / Minnesota / North Dakota, 21.2% Colorado, 13.4% Iowa / Missouri, 26.1% Nebraska / Kansas, 20.7% Arizona, 10.1% Specialized Assets, 4.0% Other, 4.5% Loans - Metro vs Rural Deposits - Metro vs Rural Metro Rural Corporate

COMMERCIAL LOANS 21 Commercial Segments1 Balance ($MM) % of Total Loans Real Estate & Leasing Lessors of Non Residential RE $1,173 13.9 % Lessors of Residential RE/Oth $226 2.7 % Accommodation & Food/Drink Hotel (excl Casino Hotels) $742 8.7 % Food/Drink $162 1.9 % Casino Hotels $114 1.3 % Other Accommodation $6 0.1 % Health Care & Social Assistance Senior Care $383 4.5 % Skilled Nursing $214 2.5 % Hospitals $213 2.5 % Health Services $156 1.8 % Retail Trade Motor Vehicle & Parts Dealers $125 1.5 % Convenience Stores $93 1.1 % Other Retail Trade $178 2.1 % Construction $403 4.8 % Manufacturing $324 3.8 % Prof, Scien, Tech Oth Services $300 3.5 % Wholesale Trade $294 3.5 % Arts Entertainment and Recreation $159 1.9 % Transportation & Warehousing $146 1.7 % Finance and Insurance $132 1.6 % Other $171 2.0 % Total $5,714 67.4% • Real Estate & Leasing ◦ Major property types are 22% office buildings, 18% warehouses & manufacturing, 13% retail strip malls, 12% retail stores and 9% multifamily residential • Accommodation & Food/Drink ▪ See Key Loan Segments slides for additional details • Health Care & Social Assistance ▪ See Key Loan Segments slides for additional details • Retail Trade ◦ Largely comprised of automobile and other motorized vehicle dealers (32%), convenience stores (23%) and various other segments like furniture stores, building materials, and other retailers (45%) • Construction ◦ Diversified mix with 39% in various specialty contractors, 22% in civil engineering and construction, and 39% in building construction • Manufacturing ◦ Top 3 categories in cement & mineral-based, food and metal fabrication 1 Reflects C&I, CRE and C&D and certain Multifamily loans utilizing NAICS classifications including PPP loans

MORE ON HOTELS 22 Hotel Balances vs Commitments ($MM) $813 $43 $830 $69 $10 Drawn Committed Operating Under Construction Not Started Customer Tenure excl PPP ($MM) Commitment Outstanding Bal FY14 & Prior FY15 FY16 FY17 FY18 FY19 FY20 $0 $50 $100 $150 $200 $250 $300 • Minimal line commitment exposure with 91% of balances and commitments operational, 8% under construction, and 1% committed and not started • Portfolio consists of relationships with medium to long tenure • 89% of the total commitments is term debt and 11% is lines of credit • 89% of hotel (excl casino hotels) relationships over $1 million are flagged (87% of balance) Franchise Flag Profile excl PPP (Commitments $MM) Best Western $18 Choice Hotels $20 Hilton $167 IHG $177 Mariott $118 Other $5 Radisson $13 Wyndham $91 Casino Hotels $113 Boutique, Resort & Other $90 Flagged Not Flagged Casino Hotels

Ag Loan Net Charge-offs / Avg Total Loans¹ 0.03% 0.07% 0.05% 0.07% 0.07% 0.03% 0.05% 0.03% 0.19% 0.07% 0.08% 0.06% 0.01% Grains Beef Cattle Dairy Farms Hogs Other Specialty² FY17 FY18 FY19 FY20 FYTD 20 FYTD 21 AG LOAN ASSET QUALITY 23 Classified & Nonaccrual Loans ($MM) $62 $51 $108 $87 $82 $50 $16 $63 $71 $66 $69 $93 $65 $40 $42 $54 $58 $48 $32 $13 $28 $195 $171 $123 $118 $74 $48 $49 $24 $23 $24 $22$13 $25 $22 $19 $19 $3 $4 $9 $10 $9 $172 $364 $390 $292 $261 $107 $78 $218 $183 $137 1.14% 0.80% 2.16% 2.03% 1.62% Grains Beef Cattle Dairy Farms Hogs Other Specialty² Nonaccrual % of Total Loans 2018 2019 2020 2021 Q2 2021 Q3 2018 2019 2020 2021 Q2 2021 Q3 1 Annualized for partial year periods 2 Includes vegetable, cotton and other specialty Ag categories • Ag net charge-offs year to date were 0.03% of total loans annualized, tracking below 0.15% in the same period the prior year and below 0.20% for the full fiscal year 2020 • Classified loans at $261 million decreased by $31 million (10%) from the prior quarter due to a number of paydowns in dairy and grain relationships Ag Loan Net Charge-offs ($MM) $2.5 $6.5 $5.1 $6.8 $5.6 $2.6 $4.4 $2.1 $18.7 $6.9 $5.7 $(0.2) $5.8 $(0.2) $0.6 $0.6 $0.2 Grains Beef Cattle Dairy Farms Hogs Other Specialty² FY17 FY18 FY19 FY20 FYTD 20 FYTD 21

INVESTMENTS & BORROWINGS 24 • Investment portfolio weighted average life of 4.0 years as of June 30, 2021 and yield of 1.50% for the quarter ended June 30, 2021, a decrease of 6 basis points compared to the prior quarter • Spot yield on the portfolio at June 30, 2021 was 1.51% • Borrowings portfolio yield of 2.19% for the quarter ended June 30, 2021, a decrease of 5 basis points compared to the prior quarter Investment Portfolio US Treasury, 4.7% SBA, 11.7% GNMA, 15.3% Agency CMBS, 17.3% Agency RMBS / CMOs, 46.6% State, 2.2% Agency, 1.0% Corporate, 1.2% Borrowings & Weighted Average Cost FHLB & Other Borrowings, 2.85% WA Cost Securities sold under agreements to repurchase, 0.08% WA Cost Subordinated debentures and subordinated notes payable, 2.91% WA Cost Total $0.3BTotal $2.4B

LIQUIDITY & INTEREST RATE SENSITIVITY 25 Rate Term 7.4% 8.0% 20.4% 33.7% 21.8% 49.9% 11.7% 10.7% 12.1% 11.4% 0.1% 0.1% 1.6% 1.5% 5.5% 0.2% 0.3% 0.1% 3.6% Fixed Swapped to Variable Adjustable <3m 3m- 12m 12m- 3y 3y-5y 5y+ <3m 3m- 12m 12m- 3y 3y-5y 5y+ Sensitivity Modeling Immediate Gradual -100 bps +100 bps +200 bps +300 bps +400 bps -5.00% 0.00% 5.00% 10.00% 15.00% 20.00% Additional Sources of Bank Funding Type Amount Outstanding ($MM) Available ($MM) Cash and Unencumbered Securities $2,912 FHLB, Notes Payable $120 $1,789 FHLB Fed Funds Advance $0 FRB Discount Window $0 $911 Unsecured Federal Funds $0 $125 Total $120 $5,737 Holding Company Detail Type Amount Outstanding ($MM) Available ($MM) Cash and Due from Banks $30 Subordinated Debt $35 Trust Preferred $74 Total $109 $30

Net Cash Income by State¹ ($B) 5.5 5.4 4.1 3.8 3.3 3.0 11.8 5.9 3.1 7.4 3.5 3.1 GWB Footprint² GWB Adjacent All Other States CA TX IL IA NE SD MN IN ND WI WA MO FARM INCOME 26 • 2020 net cash income is estimated to be $136 billion, a 25% increase from 2019, driven by a 5% increase in crop receipts offset by a 5% decrease in animal receipts, $24 billion increase in direct government payments, and a small decrease in total production costs • 2021 net cash income is projected to be $128 billion, down 6% from a record level in 2020 with increased commodity prices offset by reduction in government payments combined with a 3% increase in production costs • Farm income by state was well-balanced with 29% in our footprint, 29% adjacent to our footprint, and 42% non-adjacent • Average profits in each of the key sectors are forecasted to increase in 2021, aside from dairy coming off a record year in 2020 to a level more consistent with the 5 year average Source: USDA/ERS Farm Income and Wealth Statistics as of February 5, 2021 1 Data through 2019 2 KS = $2.7M, AZ = $2.0M, CO = $1.9M US Net Cash Income ($B) 57 62 51 72 84 87 68 77 85 74 96 123 135 136 131 107 96 101 103 109 136 128 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 F 20 21 F Avg Net Cash Income per Farm by Sector 23,700 193,000 243,300 421,400 98,400 2016 2017 2018 2019 2020F 2021F Cattle Corn Dairy Hogs Soybeans 29.3% 28.9% 41.8%

FARM BALANCE SHEETS 27 Debt to Equity 19.4% 28.5% 18.5% 17.4% 15.8% 13.9% 14.7% 14.1% 16.1% Equity Debt Debt/equity ratio 1980 1985 1990 1995 2000 2005 2010 2015 2020F $0B $500B $1,000B $1,500B $2,000B $2,500B $3,000B $3,500B $4,000B Debt Service Ratios 37% 38% 24% 24% 25% 23% 25% 24% 24% Non RE Debt RE Debt Debt Service Ratio 1980 1985 1990 1995 2000 2005 2010 2015 2020F $0B $100B $200B $300B $400B $500B $600B Land Value Index 19 50 19 55 19 60 19 65 19 70 19 75 19 80 19 85 19 90 19 95 20 00 20 05 20 10 20 15 20 20 —% 50% 100% 150% 200% 250% 300% 350% 400% 450% • Land values remain firm following a 3% increase from 2017-2020 despite a decrease in general commodity prices • Farm debt to equity remains low relative to historic levels; 2020 increased slightly to 16% and is forecasted to be flat at 16% in 2021 ◦ 2020 estimated industry equity increased 1% and is forecasted to increase 2% to 2.7 trillion in 2021 ◦ 2020 estimated industry debt increased 3% and is forecasted to increase 2% to 442 billion in 2021 • The industry debt service ratio, which measures how much production income is committed to debt servicing, remains in line with recent years and is forecasted to be 25% for 2021 Source: USDA/ERS Farm Income and Wealth Statistics as of February 5, 2021 Source: 2020 Iowa State University Farmland Value Survey

PEER GROUP 28 • Banner Corporation • First Commonwealth Financial Corporation • Berkshire Hills Bancorp, Inc. • Glacier Bancorp, Inc. • Columbia Banking System, Inc. • Heartland Financial USA, Inc. • Community Bank System, Inc. • NBT Bancorp Inc. • Customers Bancorp, Inc. • Renasant Corporation • CVB Financial Corp. • S&T Bancorp, Inc. • Enterprise Financial Services Corp • ServisFirst Bancshares, Inc. • FB Financial Corporation • TriState Capital Holdings, Inc. • First BanCorp. • Trustmark Corporation • First Busey Corporation • United Community Banks, Inc.

Appendix 2 Non-GAAP Measures

NON-GAAP MEASURES

Great Western Bancorp, Inc.

	At or for the nine months ended: June 30, 2021	June 30, 2020	At or for the three months ended: June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020
Adjusted net income and adjusted earnings per common share:							
Net income (loss) - GAAP	$ 151,367	$ (691,944)	$ 58,749	$ 51,299	$ 41,319	$ 11,136	$ 5,400
Add: COVID-19 related impairment of goodwill and certain intangible assets, net of tax	—	713,013	—	—	—	—	—
Add: COVID-19 impact on credit and other related charges, net of tax	—	56,685	—	—	—	—	—
Adjusted net income	$ 151,367	$ 77,754	$ 58,749	$ 51,299	$ 41,319	$ 11,136	$ 5,400
Weighted average diluted common shares outstanding	55,409,573	55,788,751	55,524,979	55,456,399	55,247,343	55,164,548	55,145,619
Earnings per common share - diluted	$ 2.74	$ (12.40)	$ 1.06	$ 0.93	$ 0.75	$ 0.20	$ 0.10
Adjusted earnings per common share - diluted	$ 2.74	$ 1.39	$ 1.06	$ 0.93	$ 0.75	$ 0.20	$ 0.10
Pre-tax pre-provision income ("PTPP"):							
Income (loss) before income taxes - GAAP	195,696	(716,597)	77,028	65,960	52,708	10,279	5,878
Add: Provision for credit losses - GAAP	(13,800)	101,539	(20,699)	(5,000)	11,899	16,853	21,641
Add: Change in fair value of FVO loans and related derivatives - GAAP	(2,480)	37,658	(4,110)	(42)	1,672	24,648	25,001
Add: Goodwill impairment - GAAP	—	742,352	—	—	—	—	—
Pre-tax pre-provision income	$ 179,416	$ 164,952	$ 52,219	$ 60,918	$ 66,279	$ 51,780	$ 52,520
Tangible net income and return on average tangible common equity:							
Net income (loss) - GAAP	$ 151,367	$ (691,944)	$ 58,749	$ 51,299	$ 41,319	$ 11,136	$ 5,400
Add: Amortization of intangible assets and COVID-19 related impairment of goodwill and certain intangible assets, net of tax	775	714,078	253	261	261	261	261
Tangible net income (loss)	$ 152,142	$ 22,134	$ 59,002	$ 51,560	$ 41,580	$ 11,397	$ 5,661
Average common equity	$ 1,081,752	$ 1,663,420	$ 1,113,791	$ 1,049,388	$ 1,082,077	$ 1,174,996	$ 1,163,724
Less: Average goodwill and other intangible assets	5,744	498,644	5,485	5,742	6,004	6,265	6,527
Average tangible common equity	$ 1,076,008	$ 1,164,776	$ 1,108,306	$ 1,043,646	$ 1,076,073	$ 1,168,731	$ 1,157,197
Return on average common equity *	18.7 %	(55.6)%	21.2 %	19.8 %	15.2 %	3.8 %	1.9 %
Return on average tangible common equity **	18.9 %	2.5 %	21.4 %	20.0 %	15.3 %	3.9 %	2.0 %

* Calculated as net income - GAAP divided by average common equity. Annualized for partial-year periods.

** Calculated as tangible net income divided by average tangible common equity. Annualized for partial-year periods.

NYSE: GWB | ir.GreatWesternBank.com 30

NON-GAAP MEASURES

Great Western Bancorp, Inc.

	At or for the nine months ended:		At or for the three months ended:				
	June 30, 2021	June 30, 2020	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020
Adjusted net interest income and adjusted net interest margin (fully-tax equivalent basis), on non-ASC 310-30 loans:							
Net interest income - GAAP	**$ 308,241**	$ 313,407	**$ 97,463**	$ 102,870	$ 107,908	$ 106,018	$ 106,251
Add: Tax equivalent adjustment	**4,770**	4,638	**1,595**	1,577	1,598	1,508	1,601
Net interest income (FTE)	**313,011**	318,045	**99,058**	104,447	109,506	107,526	107,852
Add: Derivative interest expense	**(9,692)**	(5,180)	**(3,117)**	(3,182)	(3,393)	(3,541)	(3,040)
Adjusted net interest income (FTE)	**$ 303,319**	$ 312,865	**$ 95,941**	$ 101,265	$ 106,113	$ 103,985	$ 104,812
Average interest-earning assets	**$ 12,112,699**	$ 11,763,523	**$ 12,299,046**	$ 12,073,497	$ 11,965,555	$ 12,184,093	$ 12,156,505
Net interest margin (FTE) *	**3.46 %**	3.61 %	**3.23 %**	3.51 %	3.63 %	3.51 %	3.57 %
Adjusted net interest margin (FTE) **	**3.35 %**	3.55 %	**3.13 %**	3.40 %	3.52 %	3.40 %	3.47 %

* Calculated as net interest income (FTE) divided by average interest earning assets. Annualized for partial-year periods.

** Calculated as adjusted net interest income (FTE) divided by average interest earning assets. Annualized for partial-year periods.

	June 30, 2021	June 30, 2020	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020
Adjusted interest income and adjusted yield (fully-tax equivalent basis), on non-ASC 310-30 loans:							
Interest income - GAAP	**$ 300,925**	$ 337,404	**$ 93,328**	$ 100,274	$ 107,323	$ 106,305	$ 107,725
Add: Tax equivalent adjustment	**4,770**	4,638	**1,595**	1,577	1,598	1,508	1,601
Interest income (FTE)	**305,695**	342,042	**94,923**	101,851	108,921	107,813	109,326
Add: Derivative interest expense	**(9,692)**	(5,180)	**(3,117)**	(3,182)	(3,393)	(3,541)	(3,040)
Adjusted interest income (FTE)	**$ 296,003**	$ 336,862	**$ 91,806**	$ 98,669	$ 105,528	$ 104,272	$ 106,286
Average non-ASC310-30 loans	**$ 9,028,273**	$ 9,675,039	**$ 8,500,919**	$ 9,016,221	$ 9,567,679	$ 9,977,591	$ 9,974,802
Yield (FTE) *	**4.53 %**	4.72 %	**4.48 %**	4.58 %	4.52 %	4.30 %	4.41 %
Adjusted yield (FTE) **	**4.38 %**	4.65 %	**4.33 %**	4.44 %	4.38 %	4.16 %	4.29 %

* Calculated as interest income (FTE) divided by average loans. Annualized for partial-year periods.

** Calculated as adjusted interest income (FTE) divided by average loans. Annualized for partial-year periods.

NYSE: GWB | ir.GreatWesternBank.com

31

NON-GAAP MEASURES

Great Western Bancorp, Inc.

	At or for the nine months ended:		At or for the three months ended:				
	June 30, 2021	June 30, 2020	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020
Efficiency ratio:							
Total revenue - GAAP	**$ 358,953**	$ 317,374	**$ 116,834**	$ 120,063	$ 122,056	$ 102,068	$ 94,568
Add: Tax equivalent adjustment	**4,770**	4,638	**1,595**	1,577	1,598	1,508	1,601
Total revenue (FTE)	**$ 363,723**	$ 322,012	**$ 118,429**	$ 121,640	$ 123,654	$ 103,576	$ 96,169
Noninterest expense	**$ 177,057**	$ 932,432	**$ 60,505**	$ 59,103	$ 57,449	$ 74,936	$ 67,049
Less: Amortization of intangible assets and COVID-19 related impairment of goodwill and certain intangible assets	**775**	743,484	**253**	261	261	261	278
Tangible noninterest expense	**$ 176,282**	$ 188,948	**$ 60,252**	$ 58,842	$ 57,188	$ 74,675	$ 66,771
Efficiency ratio *	**48.5 %**	58.7 %	**50.9 %**	48.4 %	46.2 %	72.1 %	69.4 %
* Calculated as the ratio of tangible noninterest expense to total revenue (FTE).							
Tangible common equity and tangible common equity to tangible assets:							
Total stockholders' equity	**$ 1,161,069**	$ 1,160,644	**$ 1,161,069**	$ 1,093,919	$ 1,068,501	$ 1,162,933	$ 1,160,644
Less: Goodwill and other intangible assets	**5,390**	6,425	**5,390**	5,643	5,904	6,164	6,425
Tangible common equity	**$ 1,155,679**	$ 1,154,219	**$ 1,155,679**	$ 1,088,276	$ 1,062,597	$ 1,156,769	$ 1,154,219
Total assets	**$ 13,070,229**	$ 12,934,328	**$ 13,070,229**	$ 13,013,739	$ 12,814,383	$ 12,604,439	$ 12,934,328
Less: Goodwill and other intangible assets	**5,390**	6,425	**5,390**	5,643	5,904	6,164	6,425
Tangible assets	**$ 13,064,839**	$ 12,927,903	**$ 13,064,839**	$ 13,008,096	$ 12,808,479	$ 12,598,275	$ 12,927,903
Tangible common equity to tangible assets	**8.8 %**	8.9 %	**8.8 %**	8.4 %	8.3 %	9.2 %	8.9 %
Tangible book value per share:							
Total stockholders' equity	**$ 1,161,069**	$ 1,160,644	**$ 1,161,069**	$ 1,093,919	$ 1,068,501	$ 1,162,933	$ 1,160,644
Less: Goodwill and other intangible assets	**5,390**	6,425	**5,390**	5,643	5,904	6,164	6,425
Tangible common equity	**$ 1,155,679**	$ 1,154,219	**$ 1,155,679**	$ 1,088,276	$ 1,062,597	$ 1,156,769	$ 1,154,219
Common shares outstanding	**55,116,095**	55,014,047	**55,116,095**	55,111,403	55,105,105	55,014,189	55,014,047
Book value per share - GAAP	**$ 21.07**	$ 21.10	**$ 21.07**	$ 19.85	$ 19.39	$ 21.14	$ 21.10
Tangible book value per share	**$ 20.97**	$ 20.98	**$ 20.97**	$ 19.75	$ 19.28	$ 21.03	$ 20.98

NYSE: GWB | ir.GreatWesternBank.com 32